________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 30, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from June 1, 2003 to June 30, 2003 (the "Operating Reports") are filed as Exhibits 99.1 through
99.8 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for June 2003
99.2           United States Trustee Report of American Sintered Technologies, Inc. for June 2003
99.3           United States Trustee Report of Custom Technologies Corp. for June 2003
99.4           United States Trustee Report of Escast, Inc. for June 2003
99.5           United States Trustee Report of Fansteel Holdings, Inc. for June 2003
99.6           United States Trustee Report of Phoenix Aerospace Corp. for June 2003
99.7           United States Trustee Report of Washington Manufacturing Co. for June 2003
99.8           United States Trustee Report of Wellman Dynamics Corp. for June 2003


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  August 6, 2003

                                                                                EXHIBIT 99.1


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        7/30/2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 2,795,609       $ 3,510,781        $ 69,178.208    $ 71,120,950
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -           2,350,183       2,200,000
InterCompany Transfers                 223,520           320,000           2,203,751       3,582,580
Other                                  395,636           370,053           6,698,071       6,472,110

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  3,414,765         4,200,834          80,430,213      83,375,640
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            650,754           712,387          13,311,183      13,881,627
Payroll Taxes                          295,348           303,840           6,331,864       6,440,988
Accounts Payable                     1,116,158         2,127,987          31,188,607      35,407,410
Profit Sharing / Pension               119,128           119,119           2,727,586       2,977,900
Insurance                              599,608           647,733          10,521,806      11,678,917
Commissions                            112,644           107,500           1,906,677       2,416,365
Utilities                              100,349           215,495           3,346,192       3,522,433
Leases / Rents                          20,655            25,998             532,928         685,841
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           754,639         1,209,599           7,801,845       9,341,934
Capital Expenditures                   496,561           498,000             982,823         793,300
US Trustee Fees                              -                 -              35,250          36,250
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             4,265,844         5,967,657          78,686,760      87,182,964
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                     $   (851,078)     $ (1,766,823)      $   1,743,453     $(3,807,324)
-------------                     ==============   ===============     ===============   =============



FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
   Petty Cash                            N/A        Petty cash              $    7,367

   National City Bank              884096887        Operational              2,382,798

   National City - CBCA             18082912        Disbursement              (105,760)

   Corporate Payroll              5300011495        Payroll                     (1,503)

   First Midwest Bank                0173906        Petty Cash                   1,104

   National City Bank              884157627        Blocked                  1,114,675

   National City Bank              884096879        Payroll                          -

   National City Bank              884157643        Benefit Bank                     -

   National City Bank              884096908        Health Insurance           (14,940)

   National City Bank              884096772        Operational                (98,831)

   Mellon Bank                       1465820        Payroll                          -

   National City Bank              884096799        Disbursement                     -

   Bank One                        261379147        Payroll                      4,670

   National City Bank              884156747        Disbursements              (19,009)

   Payroll Clearing                        -        Clearing                         -

   National City Bank               18081568        Disbursement               (86,485)

   National City Bank               18081576        Payroll                          -

   National City Bank              884096780        Operational                (54,701)

   Hancock Bank                   01-0101494        Payroll                      5,127

   Bancorp South                    06582837        Operational                  3,630

   National City                   658912591        Payroll                      4,355

                                                                           -----------
                                                                            $3,142,497
                                                                           ===========

Bank reconciliations are available.




FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                   June, 2003        FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 2,918,311        $ 66,500,335
Less: Defective mat'l returned                              -                 947
        Sales allowances                                    -             161,349
        Cash discounts                                 10,430             342,341
                                                --------------      --------------
           Total sales deductions                      10,430             504,637
                                                --------------      --------------
        NET SALES                                   2,907,881          65,995,698
                                                --------------      --------------
Cost of Sales                                       2,471,705          63,672,814
                                                --------------      --------------
        GROSS PROFIT                                  436,176           2,322,884
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   236,488           4,851,638
    General & Admin. expense                          436,623          10,131,636
    Corporate Fees                                   (218,000)         (3,633,356)
                                                --------------      --------------
      Total S G & A and Environ. Expense              455,111          11,349,918
                                                --------------      --------------
        OPERATING INCOME                             (18,935)         (9,027,034)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in
         Subsidiaries                                       -            (968,257)
    Other Income (Expense)                                  -          10,772,884
    Interest Income (Expense)                         (45,050)           (553,864)
                                                --------------      --------------
        Other Income (Expense)                        (45,050)          9,250,763
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                              (63,985)            223,729
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 457,919           5,698,719
    US Trustee Quarterly Fees                               -              35,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    457,919           5,733,969
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (521,904)         (5,510,240)

Provision for Taxes                                   (37,000)            402,000
                                                --------------      --------------
NET INCOME (LOSS)                               $    (558,904)      $  (5,912,240)
                                                ==============      ==============

FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                         6/30/03            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     3,142,497      $  1,438,344
    Restricted cash and cash equivalents                           -                 -
    Accounts receivable - net                              7,124,539        14,281,299
    Inventories - net                                      6,353,449        13,747,533
    Other assets - current                                 1,180,650           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           17,801,135        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               36,403,102        35,224,200
    Investment in subsidiaries                             6,880,855        11,970,175
    Other                                                  6,604,648           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             49,888,605        47,314,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,786,843        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            42,189,688        41,258,055
    Less: Accum. depreciation and amortization            35,708,080        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,481,608         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    74,171,348      $ 84,298,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                       6/30/03            1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       3,315,546                 -
    Accrued liabilities                                    7,311,956                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                      10,627,502                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   2,495,026                 -
    Long-term pension liability                            8,278,686                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                        10,773,712                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          21,401,214                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt (1)                                        788,863         5,336,367
    Unsecured debt                                        74,048,584        87,314,733
    Intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          101,417,124       120,550,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        122,818,338       120,550,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (19,511,003)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (5,912,240)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (48,646,990)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $    74,171,348      $ 84,298,060
                                                     ===============      ============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt of Tax       Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          30,843          113,477       123,268        22,052
FICA-Employee                        12,080           60,799        69,292         3,587
FICA-Employer                        12,081           60,799        69,293         3,587
Unemployment                         (3,154)           3,621             0        (  467)
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES           $   52,850       $  238,696    $  261,853    $   29,693
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          20,586           36,175        33,495        23,266
Unemployment                        (39,648)          10,055             0       (29,593)
Sales                                50,522            2,361         1,034        51,849
Income Tax                                0                0             0             0
Real Property                       153,586           61,707        15,142       200,151
Personal Property                    26,768           10,763             0        37,531
Other: Local                              0                0             0             0
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $  211,814       $  121,061    $   49,671    $  283,204
                                ----------------------------------------------------------
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES        $  264,664       $  359,757     $ 311,524    $  312,897
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      3,193,812    121,734      0            0             0          3,315,546
Wages Payable                         2,168,206          0      0            0             0          2,168,206
Taxes Payable (Other than income)       312,897          0      0            0             0            312,897
Professional Fees                     1,286,004          0      0            0             0          1,286,004
Rent/Lease - Building                         0          0      0            0             0                  0
Rent/Lease - Equipment                        0          0      0            0             0                  0
Other Accrued Liabilities             3,544,849          0      0            0             0          3,544,849
Income Taxes Payable                          0          0      0            0             0                  0
Secured Debt                                  0          0      0            0             0                  0
Intercompany Payable                  2,495,026          0      0            0             0          2,495,026
Other LT Liabilities                  8,278,686          0      0            0             0          8,278,686
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $21,279,480   $121,734     $0           $0            $0        $21,401,214
                                   ============================================================================


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

------------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax          State             Paid             Paid           or EFT
------------------------------------------------------------------------------------------
State Withholding           California       06/04/03         2,515           99266
State Withholding           California       06/11/03         2,372           99322
State Withholding           California       06/18/03         2,354           99364
State Withholding           California       06/25/03         2,536           99400
State Withholding           Connecticut      06/04/03         1,107           99267
State Withholding           Connecticut      06/11/03         1,209           99325
State Withholding           Connecticut      06/18/03         1,280           99365
State Withholding           Connecticut      06/25/03         1,217           99402
State Withholding           Connecticut      06/24/03            37           99428
State Withholding           Illinois         06/11/03         1,362           99333
State Withholding           Illinois         06/25/03         1,426           99407
State Withholding           Kentucky         06/04/03           191           99274
State Withholding           Kentucky         06/25/03           119           99409
State Withholding           Mississippi      06/11/03         4,253           99339
State Withholding           New Jersey       06/11/03           234           99341
State Withholding           Oklahoma         06/11/03         1,276           99342
State Withholding           Pennsylvania     06/04/03         4,506           99279
State Withholding           Pennsylvania     06/18/03         4,429           99355
State Withholding           Wisconsin        06/11/03           518           99349
State Withholding           Wisconsin        06/25/03           554           99421
Sales Tax - Monthly         Mississippi      06/18/03         1,034           99382
FICA & Fed W/H              Federal          06/04/03        61,693            EFT
FICA & Fed W/H              Federal          06/11/03        72,185            EFT
FICA & Fed W/H              Federal          06/18/03        60,346            EFT
FICA & Fed W/H              Federal          06/25/03        67,629            EFT
Property Taxes (Lake Cty
Coll)                       Illinois         06/18/03        15,142           99380
                                                         ------------
TOTAL POST PETITION TAXES PAID                            $ 311,524
                                                         ============


FANSTEEL INC                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           7,535,947
PLUS Amounts billed during the period                                        3,123,209
LESS Amounts collected during the period                                     2,795,609
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $7,863,547
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                3,500,224
31-60 days old                                                               1,966,202
61-90 days old                                                                 972,391
91+ days old                                                                 1,424,730
                                                                        ----------------
Total Accounts Receivable                                                    7,863,547
Amount considered uncollectible (bad debt)                                   1,238,250
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $6,625,297
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                 x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                          7/30/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ----------------
                                                             REPORTING PERIOD   June 30, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections               $1,002,250      $   900,000        $ 14,133,372      $ 14,196,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers           (54,513)         (50,000)         (1,240,299)         (696,000)
Other                                504                -              20,580             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              948,241          850,000          12,913,653        13,501,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       91,623           90,000           1,715,581         1,722,788
Payroll Taxes                     40,395           37,000             840,563           711,317
Accounts Payable                 716,533          699,000           9,200,498         8,116,714
Profit Sharing / Pension               -                -                   -                 -
Insurance                          2,559            3,000             289,232           381,412
Commissions                       27,171           25,000             492,522           450,892
Utilities                         26,386           22,000             374,142           455,925
Leases / Rents                         -                -                   -                 -
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
Capital Expenditures              15,400           18,000              22,141            27,000
US Trustee Fees                        -                -              22,750            22,750
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         920,067          894,000          12,957,429        12,888,798
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                 $   28,174    $     (44,000)     $      (43,776)    $     612,841
-------------                 ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                              N/A          Petty cash     $    300

  National City Bank of PA                239732043    Payroll           2,842

  National City Bank                      884096860    Disbursement    (28,965)

                                                       $     -               -

                                                       $     -               -

                                                                      ---------
                                                                      $(25,823)
                                                                      =========

Bank reconciliations are available.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                            June 2003          FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   801,414         $14,626,594
Less: Defective mat'l returned                         -                   -
      Sales allowances                                 -               9,037
      Cash discounts                               3,413              84,616
                                          ---------------    ----------------
        Total sales deductions                     3,413              93,653
                                          ---------------    ----------------

         NET SALES                               798,001          14,532,941
                                          ---------------    ----------------

Cost of Sales                                    555,326          11,864,520
                                          ---------------    ----------------

         GROSS PROFIT                            242,675           2,668,421
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               16,380             917,410
    General & Admin. expense                      31,855             557,316
    Corporate Fees                                34,000             276,355
                                          ---------------    ----------------
      Total S G & A and Environ. Expense          82,235           1,751,081
                                          ---------------    ----------------

         OPERATING INCOME                        160,440             917,340
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         160,440             927,806
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             31,000             339,250
    US Trustee Quarterly Fees                          -              22,750
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               31,000             362,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                       129,440             565,806

Provision for Taxes                               48,000             211,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $ 81,440           $ 354,806
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                      6/30/03         1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($25,823)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,312,925        894,078
    Inventories -net                                     353,133        549,646
    Other assets - current                                27,797          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,668,032      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,288,443              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,495,503      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,789,746      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,721,783      5,704,900
    Less: Accum. depreciation and amortization         2,784,254      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           2,937,529      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 8,101,064    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     6/30/03         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     410,697              -
    Accrued liabilities                                  354,162              -
    Accrued income taxes                                 206,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     970,992              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  34,454              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        34,454              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                       1,005,446              -
                                                   -------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt (1)                                    154,826        306,530
    Unsecured debt                                       762,537      1,206,760
    Intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,355,640      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,361,086      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     354,806              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    739,978        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY           $ 8,101,064    $ 7,323,049
                                                    ============    ============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                                 0           15,114         15,114              0
FICA-Employee                          15,298           (5,429)         9,869              0
FICA-Employer                          15,298           (5,429)         9,869              0
Unemployment                              669               73              0            742
Income Tax                            138,133           43,000              0        181,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $169,398          $47,329        $34,852       $181,875
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             4,394            4,926          5,543          3,777
Unemployment                           10,030            1,548              0         11,578
Sales                                       0                0              0              0
Income Tax                             20,000            5,000              0         25,000
Real Property                          (1,648)           1,807              0            159
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $32,776          $13,281         $5,543        $40,514
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $202,174          $60,610        $40,395       $222,389
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       410,697         0         0            0             0             410,697
Wages Payable                          213,391         0         0            0             0             213,391
Taxes Payable (Other than income)       16,256         0         0            0             0              16,256
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities              124,515         0         0            0             0             124,515
Income Taxes Payable                   206,133         0         0            0             0             206,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    34,454         0         0            0             0              34,454
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $1,005,446        $0        $0           $0            $0          $1,005,446
                                   ==================================================================================


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           06/04/03       $18,676                EFT
FICA and Federal           06/18/03        16,176                EFT
State withholding          06/26/03         1,931               13455
State withholding          06/03/03         1,925               13264
Federal unemployment       06/16/03         1,687               13391


                                      ------------
TOTAL POST PETITION TAXES PAID            $40,395
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,522,272
PLUS Amounts billed during the period                                    798,001
LESS Amounts collected during the period                               1,002,250
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,318,023
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                            955,540
31-60 days old                                                           336,383
61-90 days old                                                            21,296
91+ days old                                                               4,804
                                                                      ----------
Total Accounts Receivable                                              1,318,023
Amount considered uncollectible (bad debt)                                 5,098
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,312,925
                                                                      ==========



DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                               x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT

                                                                          DOCUMENT         EXPLANATION
                                                            FORM NO.      ATTACHED          ATTACHED
                                                          ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements               MOR 1          Attached
    Bank Reconciliations                                  MOR 1 (cont)   None
    Copies of bank statements                                            None
    Cash disbursement journals                                           None
Statement of operations                                   MOR 2          Attached
Balance Sheet                                             MOR 3          Attached
Status of Postpetition Taxes                              MOR 4          None
    Copies of payment receipts                                           None
    Copies of tax returns filed during reporting period                  None
Summary of Unpaid Postpetition Debts                      MOR 4          None
    Listing of aged accounts payable                                     None
Accounts Receivable Reconciliation and Aging              MOR 5          None
Debtor Questionnaire                                      MOR 5          Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           7/30/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompamy Transfers                    -                -             1,250            1,250
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                       -                -             1,250            1,250
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing / Pension                  -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases / Rents                            -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -             1,250            1,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                  -                -             1,250            1,250
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------
                              ==============    =============    ==============   ==============



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------


STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          CUMULATIVE
                                              June 2003        FILING TO DATE
                                            --------------   -------------------

Gross Sales                                  $         -
     $          -
Less: Defective mat'l returned                         -                 -
      Sales allowances                                 -                 -
      Cash discounts                                   -                 -
                                             ------------     -------------
       Total sales deductions                          -                 -
                                             ------------     -------------

      NET SALES                                        -                 -
                                             ------------     -------------

Cost of Sales                                          -                 -
                                             ------------     -------------

     GROSS PROFIT                                      -                 -
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                      -                 -
  General & Admin. expense                             -                 -
  Corporate Fees                                       -             (1,250)
                                             ------------     -------------
   Total S G & A and Environ. Expense                  -             (1,250)
                                             ------------     -------------

     OPERATING INCOME                                  -              1,250
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Income (Loss) from Investment in
    Subsidiaries                                       -         (1,255,380)
  Interest Expense                                     -                 -
                                             ------------     -------------
   Other Income (Expense)                              -         (1,255,380)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                                  -         (1,254,130)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                     -                  -
 US Trustee Quarterly Fees                             -              1,250
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                           -              1,250
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                             -         (1,255,380)

Provision for Taxes                                    -                  -
                                             ------------     -------------

NET INCOME (LOSS)                            $         -      $  (1,255,380)
                                             ============     =============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                   6/30/03            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents        $          0       $          -
  Restricted cash and cash equivalents                     -                  -
  Accounts receivable - net                                -                  -
  Inventories -net                                         -
  Other assets - current                                   -                  -
                                               -------------      -------------
        TOTAL CURRENT ASSETS                               -                  -
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                        $           -                  -
  Intercompany receivable                          1,332,139          1,332,139
  Investment in subsidiaries                      38,374,978         39,630,358
    Other                                                  -                  -
                                               -------------      -------------
        TOTAL OTHER ASSETS                        39,707,117         40,962,497
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                     -                  -
  Buildings                                                -                  -
  Machinery and equipment                                  -                  -
                                               -------------      -------------
        Total property, plant and equipment                -                  -
  Less: Accum. depreciation and amortization               -                  -
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT                  -                  -
                                               -------------      -------------
TOTAL ASSETS                                    $ 39,707,117      $  40,962,497
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                  6/30/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt            $           -      $           -
  Accounts payable                                         -                  -
  Accrued liabilities                                      -                  -
  Accrued income taxes                                     -                  -
  Dividends payable                                        -                  -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                          -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                  -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                  -
  Deferred income taxes                                    -                  -
  Intercompany payable                                     -                  -
  Long-term pension liability                              -                  -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                            -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                           -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                  -
  Priority debt                                            -                  -
  Unsecured debt                                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                            -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                          -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000              1,000
  Capital in excess of par value                  23,380,700         23,380,700
  Equity - unearned compensation                           -                  -
  Minimum pension liability adjustment                     -                  -
  Foreign currency translation adjustment                  -                  -
  Retained earnings - prepetition                 17,580,797         17,580,797
  Retained earnings - postpetition                (1,255,380)                 -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                39,707,117         40,962,497
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  39,707,117      $  40,962,497
                                               =============      ==============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

DEBTOR QUESTIONNAIRE (MOR - 5)
-------------------------------------------------------------------------------
                                                        YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         x

2. Have any funds been disbursed from any accounts other
   than a debtor in possession account in this reporting
   period? If yes, provide an explanation below                          x

3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.           x

4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                  x



                                                                                EXHIBIT 99.4


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                         7/30/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,594,030     $  1,622,000     $  22,743,870    $  22,152,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -            29,359           25,000
InterCompany Transfers             (296,126)        (200,000)         (969,660)        (500,000)
Other                                     -                -             7,557                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,297,904        1,422,000        21,811,126       21,677,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          75,023           70,732         1,478,373        1,433,570
Payroll Taxes                        24,297           25,380           560,349          540,647
Accounts Payable                  1,232,725        1,322,288        19,030,015       17,840,300
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          31,075           36,000           477,950          516,000
Utilities                            17,738            8,700           170,223          144,813
Leases / Rents                        6,702            7,700           107,375          106,196
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
Capital Expenditures                 21,072           15,000           132,325          178,000
US Trustee Fees                           -                -            32,250           24,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,408,633        1,485,800        22,054,611       20,855,211
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $    (110,729)     $   (63,800)     $   (243,485)   $     822,563
-------------                 ==============    =============    ==============   ==============



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
------------------------------          -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       254

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement             ($184,572)

   Bank One                             2135-439-0104    Payroll                     11,195

   Texas Commerce Bank                  85808720641      Disbursement                   295

Restricted Cash Florida                                  Restricted                  34,259

                                                                                --------------
                                                                                $  (138,569)
                                                                                ==============
Bank reconciliations are available.



ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                    June, 2003     FILING TO DATE
                                                  --------------   --------------
Gross Sales                                       $  1,730,683      $ 24,879,961
Less: Defective mat'l returned                               -            19,900
         Sales allowances                                2,729            23,290
         Cash discounts                                  5,870           152,123
                                                  -------------     -------------
            Total sales deductions                       8,599           195,313
                                                  -------------     -------------

         NET SALES                                   1,722,084        24,684,648
                                                  -------------     -------------

Cost of Sales                                        1,310,717        19,526,647
                                                  -------------     -------------

         GROSS PROFIT                                  411,367         5,158,001
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     56,250         1,042,716
    General & Admin. expense                            55,711         1,007,768
    Corporate Fees                                      56,000           837,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               167,961         2,887,984
                                                  -------------     -------------

         OPERATING INCOME                              243,406         2,270,017
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries            -           171,737
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -           171,737
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               243,406         2,441,754
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   52,000           612,750
    US Trustee Quarterly Fees                                -            32,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     52,000           697,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             191,406         1,744,754

Provision for Taxes                                     71,002           606,329
                                                  -------------     -------------

NET INCOME (LOSS)                                 $    120,404      $  1,138,425
                                                  =============     =============


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------


BALANCE SHEET (MOR-3)
                                                                   6/30/03            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                          ($172,828)      $   104,916
    Restricted cash and cash equivalents                               34,259                 -
    Accounts receivable - net                                       2,844,780           956,901
    Inventories -net                                                1,126,601         1,085,331
    Other assets - current                                                  -            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,832,812         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                         1,526,838           316,912
    Investment in subsidiaries                                      2,790,894         2,619,157
    Other                                                               6,307                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       4,324,039         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          96,949            84,942
    Machinery and equipment                                         4,410,997         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,576,599         4,454,513
    Less: Accum. depreciation and amortization                      2,156,139         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,420,460         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                      $10,577,311       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 6/30/03            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  545,522                 -
    Accrued liabilities                                               355,278                 -
    Accrued income taxes                                              523,676                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                1,424,476                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              240,266                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    240,266                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,664,742                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                         -           116,378
    Unsecured debt                                                  1,120,021         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,624,588         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                1,138,425                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               6,952,723         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $  10,577,311       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                            1,557           10,646         10,960              1,243
FICA-Employee                              0            6,323          6,323                  0
FICA-Employer                            104            6,323          6,311                116
Unemployment                              96              (51)             5                 40
Income Tax                           456,319           67,357              0            523,676
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES              $458,076         $ 90,598        $23,599           $525,075
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              648            648                876
Unemployment                             528             (327)            50                151
Sales                                  2,026           (2,026)             0                  0
Income Tax                                 0                0              0                  0
Real Property                          3,638                1              0              3,639
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $7,068          ($1,704)          $698             $4,666
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES           $465,144         $ 88,894        $24,297           $529,741
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      545,522         0              0             0                0               552,522
Wages Payable                         190,601         0              0             0                0               190,601
Taxes Payable (Other than income)       6,065         0              0             0                0                 6,065
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             158,612         0              0             0                0               158,612
Income Taxes Payable                  523,676         0              0             0                0               523,676
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  240,266         0              0             0                0               240,266
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,664,742        $0             $0            $0               $0            $1,664,742
                                 ===========================================================================================


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          24,297              EFT
      each week.






















                                                         ---------
TOTAL POST PETITION TAXES PAID                            $24,297
                                                         =========


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  2,723,931
PLUS Amounts billed during the period                                          1,709,339
LESS Amounts collected during the period                                       1,594,030
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  2,839,240
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  2,812,170
31-60 days old                                                                    24,752
61-90 days old                                                                     1,009
91+ days old                                                                       1,309
                                                                            ------------
Total Accounts Receivable                                                      2,839,240
Amount considered uncollectible (bad debt)                                        13,842
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  2,825,398
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                        No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            7/30/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -         1,250         1,250
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -         1,250         1,250
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     18            18           311           311
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -         1,250         1,250
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 18            18         1,561         1,561
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (18)   $      (18)   $     (311)   $     (311)
-------------                    ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    June 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational    $   574

                                                                            -

                                                                            -
                                                                      ----------
                                                                      $   574
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    June 30, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of            CUMULATIVE
                                                     June, 2003        FILING TO DATE
                                                 ---------------      -----------------
Gross Sales                                        $          -         $          -
Less: Defective mat'l returned                                -                    -
         Sales allowances                                     -                    -
         Cash discounts                                       -                    -
                                                 ---------------      -----------------
            Total sales deductions                            -                    -
                                                 ---------------      -----------------
         NET SALES                                            -                    -
                                                 ---------------      -----------------
Cost of Sales                                                 -                    -
                                                 ---------------      -----------------
         GROSS PROFIT                                         -                    -
                                                 ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                           -                    -
    General & Admin. expense                                217                8,714
    Corporate Fees                                            -               (1,250)
                                                 ---------------      -----------------
      Total S G & A and Environ. Expense                    217                7,464
                                                 ---------------      -----------------

         OPERATING INCOME                                  (217)              (7,464)
                                                 ---------------      -----------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries             -           (1,427,117)
    Interest Expense                                          -                    -
                                                 ---------------      -----------------
         Other Income (Expense)                               -           (1,427,117)
                                                 ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                   (217)          (1,434,581)
                                                 ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                         -                    -
    US Trustee Quarterly Fees                                 -                1,250
    (Gain) Loss from sale of equipment                        -                    -
    Other Reorganization Expenses                             -                    -
                                                 ---------------      -----------------
         Total Reorganization Items                           -                1,250
                                                 ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                                 (217)          (1,435,831)

Provision for Taxes                                           -                    -
                                                 ---------------      -----------------
NET INCOME (LOSS)                                  $       (217)        $ (1,435,831)
                                                 ===============      =================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                    6/30/03           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        574      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           574               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     35,876,225        37,303,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      35,876,225        37,303,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 35,876,799      $ 37,304,227
                                                 =============    ==============
LIABILITIES & SHAREHOLDERS' EQUITY                  6/30/03           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $          -      $          -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,973                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,973                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,973                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,863,330        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 6,449,300         6,449,300
    Retained earnings - postpetition               (1,435,831)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               5,013,469         6,449,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 35,876,799      $ 37,304,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    June 30, 2003
                                                                                ----------------


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,973         0            0            0              0            5,973
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,973        $0           $0           $0             $0           $5,973
                                 ======================================================================================



FANSTEEL HOLDINGS, INC                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    June 30, 2003
                                                                                ----------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.6


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          Attached     No
    Bank Reconciliations                                  MOR 1 (cont)   None         No
    Copies of bank statements                                            None         No
    Cash disbursement journals                                           None         No
Statement of operations                                   MOR 2          Attached     No
Balance Sheet                                             MOR 3          Attached     No
Status of Postpetition Taxes                              MOR 4          None         No
    Copies of payment receipts                                           None         No
    Copies of tax returns filed during reporting period                  None         No
Summary of Unpaid Postpetition Debts                      MOR 4          None         No
        Listing of aged accounts payable                                 None         No
Accounts Receivable Reconciliation and Aging              MOR 5          None         No
Debtor Questionnaire                                      MOR 5          Attached     No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            7/30/2003
--------------------------------------------     ------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     ------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers                    -                -             1,250            1,250
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                       -                -             1,250            1,250
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing / Pension                  -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases / Rents                            -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -             1,250            1,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                  -                -             1,250            1,250
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------
                              ==============    =============    ==============   ==============


PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  June 30, 2003
                                                              -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of         CUMULATIVE
                                               June, 2003      FILING TO DATE
                                             --------------    ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
      Sales allowances                                  -                   -
      Cash discounts                                    -                   -
        Total sales deductions                ------------      ---------------
                                                        -                   -
                                              ------------      ---------------

        NET SALES                                       -                   -
                                              ------------      ---------------

Cost of Sales                                     (5,245)             (95,076)
                                              ------------      ---------------

        GROSS PROFIT                               5,245               95,076
                                              ------------      ---------------

Selling, General & Admin. Expense
    Selling expense                                     -                   -
    General & Admin. expense                            -                   -
    Corporate Fees                                      -              (1,250)
                                              ------------      ---------------
      Total S G & A and Environ. Expense                -              (1,250)
                                              ------------      ---------------

        OPERATING INCOME                           5,245               96,326
                                              ------------      ---------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                   -
    Interest Expense                                    -                   -
                                              ------------      ---------------
       Other Income (Expense)                           -                   -
                                              ------------      ---------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,245               96,326
                                              ------------      ---------------

REORGANIZATION ITEMS
    Professional Fees                                   -                   -
    US Trustee Quarterly Fees                           -               1,250
    (Gain) Loss from sale of equipment                  -                   -
    Other Reorganization Expenses                       -                   -
                                              ------------      ---------------
        Total Reorganization Items                      -               1,250
                                              ------------      ---------------

INCOME (LOSS) BEFORE TAXES                          5,245              95,076

Provision for Taxes                                     -                   -
                                              ------------      ---------------

NET INCOME (LOSS)                              $    5,245        $     95,076
                                              ============      ===============




PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  June 30, 2003
                                                              -----------------

BALANCE SHEET (MOR-3)

                                                   6/30/03          1/15/02
                                                 ------------     ------------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories - net                                     -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         576,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       576,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       53,616             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        671,384            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,247,384       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 6/30/03          1/15/02
------------------------------------------       ------------     ------------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                199                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                      199                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                        199                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                       199                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 95,076                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,247,185          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,247,384       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                          YES             NO
--------------------------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                                        X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                                        X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.                           X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                  X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         7/30/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    928,662     $  1,050,000       $ 18,449,747     $   18,944,216
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                 34,397          (70,000)           926,904           (480,000)
Other                                         2,697                -             48,261              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                         965,756          980,000         19,424,912         18,465,392
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 195,512          191,000          4,289,701          4,401,193
Payroll Taxes                               107,017           97,000          2,241,218          2,053,904
Accounts Payable                            591,332          610,000         10,538,809          9,323,812
Profit Sharing / Pension                     26,756           26,000            424,917            375,985
Insurance                                         -            4,000            685,286            600,343
Commissions                                  52,436           52,000            795,476            833,468
Utilities                                    12,453           15,000            252,656            224,498
Leases/Rents                                  1,152            4,000             65,800             70,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
Capital Expenditures                              -                -            220,975            362,000
US Trustee Fees                                   -                -             31,750             23,750
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                    986,657          999,000         19,550,945         18,268,953
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $    (20,901)    $    (19,000)      $   (126,033)    $      196,439
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  US Bank                       1 964 5603 8997  Payroll - Hourly    $      100

  US Bank                       1 964 5603 8005  Payroll - Salaried         100

  Petty Cash                                     Petty Cash                 421

  National City                 884096836        Disbursement-AP       (103,389)

                                                                              -

                                                                              -
                                                                     -----------
                                                                     $ (102,768)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                              Month of           CUMULATIVE
                                              June 2003        FILING TO DATE
                                            --------------    -----------------

Gross Sales                                  $   814,583      $ 18,926,473
Less: Defective mat'l returned                     2,600           (64,609)
      Sales allowances                            35,750           798,270
      Cash discounts                               9,412           181,461
                                             ------------     -------------
       Total sales deductions                     47,762            915,122
                                             ------------     -------------

      NET SALES                                  766,821         18,011,351
                                             ------------     -------------

Cost of Sales                                    808,708         15,326,302
                                             ------------     -------------

     GROSS PROFIT                                (41,887)         2,685,049
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 56,759          1,029,835
  General & Admin. expense                        74,990          1,180,007
  Corporate Fees                                  52,000            796,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            183,749          3,005,842
                                             ------------     -------------

     OPERATING INCOME                           (225,636)          (320,793)
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                              (1)            (9,848)
  Interest Expense                                     -                  -
                                             ------------     -------------
   Other Income (Expense)                             (1)            (9,848)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                           (225,637)          (330,641)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                47,000            613,250
 US Trustee Quarterly Fees                             -             31,750
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      47,000            645,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                      (272,637)          (975,641)

Provision for Taxes                              (94,000)          (327,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $  (178,637)     $    (648,641)
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                    6/30/03            1/15/02
                                                  -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents           ($102,768)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,150,255         1,161,243
  Inventories - net                                1,689,194         1,498,330
  Other assets - current                             565,930           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,302,611         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                              253,718            36,697
  Intercompany receivable                          9,523,702         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,777,420         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,411,704         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,713,069         5,497,015
  Less: Accum. depreciation and amortization       3,867,846         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,845,223         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 14,925,254      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 6/30/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   133,959                 -
  Accrued liabilities                                607,601                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    741,560                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                             1,083,654                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                    1,083,654                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   1,825,214                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt (1)                                        -           320,225
  Unsecured debt                                     508,379           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      508,379         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  2,333,593         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                  (648,641)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                12,591,661        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 14,925,254      $ 14,479,847
                                               =============      ==============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           29,094         29,094                  0
FICA-Employee                         0           22,167         22,167                  0
FICA-Employer                       274           22,943         22,692                525
Unemployment                          0              143            143                  0
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                             --------------------------------------------------------------
 TOTAL FEDERAL TAXES               $274          $74,347        $74,096               $525
                             --------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           13,147         13,147                  0
Unemployment                         21           19,774         19,774                 21
Sales                             1,852              643              0              2,495
Income Tax                            0                0              0                  0
Real Property                    48,185            4,600              0             52,785
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $50,058          $38,164        $32,921            $55,301
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $50,332         $112,511       $107,017            $55,826
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     133,959                0              0             0                     0            133,959
Wages Payable                        413,965                0              0             0                     0            413,965
Taxes Payable (Other than income)     55,826                0              0             0                     0             55,826
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                18,831                0              0             0                     0             18,831
Other Accrued Liabilities            118,979                0              0             0                     0            118,979
Deferred Income Taxes Payable              0                0              0             0                     0                  0
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable               1,083,654                0              0             0                     0          1,083,654
Other LT Liabilities                       0                0              0             0                     0                  0
                                  -------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $1,825,214               $0             $0            $0                    $0         $1,825,214
                                  =================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
----------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
----------------------------------------------------------------------------------
FWT-2040015100                         Weekly        29,094             EFT to ADP
FICA-2040025100-Employee               Weekly        22,167             EFT to ADP
FICA-2040035100-Employer               Weekly        22,692             EFT to ADP
FUI-2042605100                         Weekly           143             EFT to ADP
SWT-IA-2041155100                      Weekly        12,750             EFT to ADP
SUI-SC-2042405100                      Weekly                           EFT to ADP
SWT-SC-2041405100                      Weekly                           EFT to ADP
SUI-IA-2042155100                      Weekly        19,774             EFT to ADP
SWT-IL-2041135100                      Weekly           397             EFT to ADP
Real Estate Taxes-2060015100     Twice Yearly








                                                   --------
TOTAL POST PETITION TAXES PAID                     $107,017
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,258,593
PLUS Amounts billed during the period                                  772,921
LESS Amounts collected during the period                               928,662
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $1,102,852
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          775,035
31-60 days old                                                         174,198
61-90 days old                                                          62,900
91+ days old                                                            90,719
                                                                 ---------------
Total Accounts Receivable                                            1,102,852
Amount considered uncollectible (bad debt)                              30,910
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,071,942
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.8

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         7/30/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    -------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    --------------
RECEIPTS
--------
A/R Collections                   $  1,313,065      $  1,135,912     $ 33,098,652     $  33,893,120
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                  158,280                 -       (1,207,537)         (381,580)
Other                                    4,634                 -           43,059                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,475,979         1,935,912       31,934,172        33,511,540
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            325,751           302,999        7,023,717         7,267,604
Payroll Taxes                          482,016           142,415        3,948,619         3,768,395
Accounts Payable                       539,274           681,238       16,795,239        14,332,874
Profit Sharing / Pension                21,775            21,775          384,191         1,945,792
Insurance                                4,539             8,239        2,051,783         1,964,308
Commissions                             27,645            27,645          635,048           906,907
Utilities                               49,252            48,603          990,354         1,050,285
Leases / Rents                          33,931            34,070          500,836           620,668
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
Capital Expenditures                         -            30,000                -            30,000
US Trustee Fees                              -                 -           38,250            30,250
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,484,183         1,296,984       32,368,037        31,991,703
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $    (8,204)     $   (161,072)     $  (433,863)   $    1,519,836
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                               N/A         Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              10,961

  National City Bank                       884096828   Disbursement       (190,979)

                                                                                 -

                                                                        ----------
Bank reconciliations are available.                                     $ (179,018)
                                                                        ==========





WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                               June 2003         FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,302,741        $33,451,662
Less: Defective mat'l returned                          -                  -
      Sales allowances                             50,309            950,085
      Cash discounts                                  575             44,221
                                             ------------        -----------
           Total sales deductions                  50,884            994,306
                                             ------------        -----------

        NET SALES                               1,251,857         32,457,356
                                             ------------        -----------
Cost of Sales                                   1,229,222         30,896,048
                                             ------------        -----------
        GROSS PROFIT                               22,635          1,561,308
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                42,515            978,207
    General & Admin. expense                       66,134            978,932
    Corporate Fees                                 76,000          1,414,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          184,649          3,371,139
                                             ------------        -----------
        OPERATING INCOME                         (162,014)        (1,809,831)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (162,014)        (1,809,731)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              69,000          1,101,750
    US Trustee Quarterly Fees                           -             38,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 69,000          1,140,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                       (231,014)        (2,949,731)

Provision for Taxes                               (78,000)          (988,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $   (153,014)      $ (1,961,731)
                                             ============       ============


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                         6/30/03         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents               ($179,018)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            2,309.062        2,712,548
    Inventories -net                                     3,619,373        6,262,631
    Other assets - current                                 352,271          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,101,688        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  923,802          919,242
    Intercompany receivable                             14,788,470       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                  872,263              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,584,535       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,654,536       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,461,252        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,147,475     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                      6/30/03          1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       586,662                -
    Accrued liabilities                                  1,774,170                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     2,360,832                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation            1,166,000                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                       1,166,000                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         3,526,832                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       5,511,226        6,919,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          5,511,226        8,734,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        9,038,058        8,734,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      1,130,662        1,130,662
    Retained earnings - postpetition                    (1,961,731)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   15,109,417       17,071,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,147,475     $ 25,805,745
                                                     =============    =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                           7,280           54,274       51,676            9,878
FICA-Employee                         9,021           39,526       36,780           11,766
FICA-Employer                         9,021           39,526       36,780           11,766
Unemployment                          1,952              216            0            2,168
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $27,273         $133,541     $125,236          $35,578
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          13,989           23,417       24,967           12,439
Unemployment                         31,159           12,729            0           43,888
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        88,215            8,020            0           96,235
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $133,363          $44,166      $24,967         $152,562
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $160,636         $177,707     $150,203         $188,140
                                 ==============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    586,662        0            0             0          0           586,662
Wages Payable                       642,936        0            0             0          0           642,936
Taxes Payable (Other than income)   188,140        0            0             0          0           188,140
Professional Fees                    59,155        0            0             0          0            59,155
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           883,939        0            0             0          0           883,939
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities              1,166,000        0            0             0          0         1,166,000
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $3,526,832       $0           $0            $0         $0        $3,526,832
                              =================================================================================


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  06/10/03        $2,340        114359
SWCC - Ia W/H                  06/25/03         2,439        114515
Iowa W/H                       06/10/03        11,649         10748
Iowa W/H                       06/25/03         8,539         45087
FIT PAYMENT                    06/04/03         7,281      17855671
FICM-FICA PAYMENT              06/04/03        10,474      17855671
FIT PAYMENT                    06/11/03        18,612      18555952
FICM-FICA PAYMENT              06/11/03        25,758      18555952
FIT PAYMENT                    06/18/03         6,940      19434363
FICM-FICA PAYMENT              06/18/03        10,649      19434363
FIT PAYMENT                    06/25/03        18,843      19998075
FICM-FICA PAYMENT              06/25/03        26,679      19998075















                                            -----------
TOTAL POST PETITION TAXES PAID               $150,203
                                            ===========



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  June 30, 2003
                                                                                -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $2,583,073
PLUS Amounts billed during the period                                       1,192,572
LESS Amounts collected during the period                                    1,313,065
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $2,462,580
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,032,272
31-60 days old                                                                 106,971
61-90 days old                                                                  37,471
91+ days old                                                                   285,866
                                                                       ---------------
Total Accounts Receivable                                                    2,462,580
Amount considered uncollectible (bad debt)                                     154,612
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $2,307,968
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      no
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

